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Exhibit 10.15

Execution Version

A123 SYSTEMS, INC.

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

        This Agreement dated as of May 6, 2008 is entered into by and among A123 Systems, Inc., a Delaware corporation (the "Company"), Ricardo Fulop, Gilbert Riley, Jr. and Yet-Ming Chiang (individually, a "Founder" and collectively, the "Founders"), the Massachusetts Institute of Technology ("M.I.T."), Comerica Bank ("Comerica"), Heller Financial Leasing, Inc. ("Heller"), Silicon Valley Bank ("SVB"), Gold Hill Venture Lending 03, L.P. ("Gold Hill"), the individuals and entities listed as Series A Purchasers on Exhibit A hereto (the "Series A Purchasers"), the individuals and entities listed as Series A-1 Purchasers on Exhibit A hereto (the "Series A-1 Purchasers"), the individuals and entities listed as Series B Purchasers on Exhibit A hereto (the "Series B Purchasers"), the individuals and entities listed as Series C Purchasers on Exhibit A hereto (the "Series C Purchasers"), the individuals and entities listed as Series D Purchasers on Exhibit A hereto (the "Series D Purchasers") and the individuals and entities listed as Series E Purchasers on Exhibit A hereto (the "Series E Purchasers"). The Series A Purchasers, Series A-1 Purchasers, Series B Purchasers, Series C Purchasers, Series D Purchasers, Series E Purchasers, SVB and Gold Hill are collectively referred to herein as the "Investors". The term "Investors" shall include (i) M.I.T. only with respect to its rights and obligations relating to the shares of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred (each as defined below) held by M.I.T and (ii) Gold Hill only with respect to its rights and obligations relating to the shares of Series C Preferred and Series D Preferred held by Gold Hill. The term "M.I.T." shall not include any transferees of M.I.T.

Recitals

        WHEREAS, on December 4, 2001, the Company and M.I.T. entered into an Exclusive Patent License Agreement (the "License Agreement");

        WHEREAS, the Series A Purchasers acquired an aggregate of 8,300,000 shares of Series A Convertible Preferred Stock of the Company ("Series A Preferred") pursuant to the terms of a Series A Convertible Preferred Stock Purchase Agreement dated as of December 17, 2001, by and among the Company and the Series A Purchasers (the "Series A Purchase Agreement");

        WHEREAS, on July 19, 2002, the Company issued to Comerica a warrant to purchase up to an aggregate of 22,500 shares of Series A Preferred;

        WHEREAS, the Series A-1 Purchasers acquired an aggregate of 2,925,000 shares of Series A-1 Convertible Preferred Stock of the Company (the "Series A-1 Preferred") pursuant to the terms of a Series A-1 Convertible Preferred Stock Purchase Agreement dated as of November 25, 2002 by and among the Company and the Series A-1 Purchasers (the "Series A-1 Purchase Agreement");

        WHEREAS, the Series B Investors acquired an aggregate of 9,623,750 shares of Series B Convertible Preferred Stock of the Company (the "Series B Preferred") pursuant to the terms of a Series B Convertible Preferred Stock Purchase Agreement dated as of June 1, 2004 by and among the Company and the Series B Purchasers (the "Series B Purchase Agreement");

        WHEREAS, on February 24, 2005, the Company issued to Heller a warrant to purchase up to an aggregate of 67,366 shares of Series B Preferred;

        WHEREAS, the Series C Purchasers acquired an aggregate of 8,899,395 shares of Series C Convertible Preferred Stock of the Company (the "Series C Preferred") pursuant to the terms of a Series C Convertible Preferred Stock Purchase Agreement dated as of January 30, 2006 by and among the Company and the Series C Purchasers (the "Series C Purchase Agreement");

        WHEREAS, Gold Hill acquired 88,994 shares of Series C Preferred pursuant to the terms of a Subscription Agreement dated as of August 4, 2006 by and among the Company and Gold Hill (the "Subscription Agreement");

        WHEREAS, on August 2, 2006, the Company issued to SVB and Gold Hill warrants to purchase an aggregate of 59,330 shares of Series C Preferred (the "Series C Warrants");

        WHEREAS, the Series D Purchasers acquired an aggregate of 10,669,708 shares of the Series D Convertible Preferred Stock, $0.001 par value per share (the "Series D Preferred"), of the Company pursuant to the terms of a Series D Convertible Preferred Stock Purchase Agreement dated as of January 24, 2007 by and among the Company and the Series D Purchasers, as amended by Amendment No. 1 to the Purchase Agreement dated as of August 3, 2007 (collectively, the "Series D Purchase Agreement");

        WHEREAS, the Series E Investors are purchasing up to 5,549,866 shares of the Series E Convertible Preferred Stock, $0.001 par value per share (the "Series E Preferred"), of the Company pursuant to the Series E Convertible Preferred Stock Purchase Agreement of even date herewith (the "Series E Purchase Agreement");

        WHEREAS, the Company, the Series A Purchasers, the Series A-1 Purchasers, the Series B Purchasers, the Series C Purchasers, the Series D Purchasers, M.I.T., Comerica, Heller, SVB, Gold Hill and the Founders are parties to a certain Fifth Amended and Restated Investor Rights Agreement dated as of January 24, 2007, as amended by Amendment No. 1 dated as of August 3, 2007, Amendment No. 2 dated as of January 11, 2008 and Amendment No. 3 dated as of February 8, 2008 (collectively, the "Old Investor Rights Agreement"), pursuant to which the Company granted the Series A Purchasers, the Series A-1 Purchasers, the Series B Purchasers, the Series C Purchasers, Series D Purchasers, M.I.T., Comerica, Heller, SVB, Gold Hill and certain holders of Common Stock certain rights with respect to their shares of capital stock of the Company;

        WHEREAS, the parties to the Old Investor Rights Agreement hereby desire that the Old Investor Rights Agreement be amended and restated in its entirety to provide for the terms and conditions included herein and to include the Series E Purchasers as parties hereto;

        WHEREAS, the undersigned represent holders of at least 66 2/3% of the Registrable Shares owned by all of the Investors (as defined in the Old Investor Rights Agreement);

        WHEREAS, the Company, the Founders, the Series A Purchasers, the Series A-1 Purchasers, the Series B Purchasers, the Series C Purchasers, the Series D Purchasers, the Series E Purchasers, M.I.T., Comerica, Heller, SVB and Gold Hill desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act of 1933 and (ii) the Investors' right of first refusal with respect to certain issuances of securities of the Company; and

        WHEREAS, it is a condition to the obligations of the Series E Purchasers under the Series E Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and be bound by the provisions hereof.

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.    Certain Definitions.

        As used in this Agreement, the following terms shall have the following respective meanings:

        "Comerica Warrant" shall mean the warrant to purchase Series A Convertible Preferred Stock issued to Comerica Bank on July 19, 2002.

        "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

        "Common Investors" means GPSF Securities Inc. and Novus A123 Investments LLC.

        "Common Shares" means the shares of Common Stock held by the Common Investors.

        "Common Stock" means the common stock, $0.001 par value per share, of the Company.

        "Company" shall have the meaning set forth in the Preamble.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

        "Founder" shall have the meaning ascribed to it in the introductory paragraph hereto.

        "Founders" shall have the meaning ascribed to it in the introductory paragraph hereto.

        "Gold Hill" shall have the meaning ascribed to it in the introductory paragraph hereto.

        "Heller" shall have the meaning ascribed to it in the introductory paragraph hereto.

        "Initiating Holders" means the Stockholders initiating a request for registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.

        "Initial Public Offering" means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.

        "Investors" shall have the meaning ascribed to it in the introductory paragraph hereto, and shall be deemed to include the Common Investors for purposes of Sections 2 (but not with regard to required registrations under Section 2.1), 5 and 8(f).

        "M.I.T. Shares" shall mean the shares of Common Stock issued to M.I.T. pursuant to the License Agreement.

        "Other Holders" shall have the meaning set forth in Section 2.1(d).

        "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

        "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

        "Registration Expenses" means the expenses described in Section 2.4.

        "Registrable Shares" means (i) the shares of Common Stock issued or issuable to an Investor upon conversion of the Shares, (ii) any shares of Common Stock held by an Investor or an affiliate of such Investor, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities acquired by such Investor or an affiliate of such Investor pursuant to Section 3 of this Agreement, (iii) any other shares of Common stock issued in respect of the shares described in clauses (i) and (ii) (because of stock dividends, splits, reclassifications, recapitalizations, or similar events), (iv) for purposes of Section 2.2 only, any shares of Common Stock held by the Founders as of the date of this Agreement, or the M.I.T. Shares held by M.I.T., subject to limitations on registration rights, (v) for purposes of Sections 2.2, 2.5, 2.7, 2.8 and 2.11 only, the shares of Common Stock issued or issuable upon conversion of the shares of Series A Preferred Stock issued or issuable upon exercise of the Comerica Warrant, (vi) for purposes of Sections 2.2, 2.5, 2.7, 2.8 and 2.11 only, the shares of Common Stock issued or issuable upon conversion of the shares of Series B Preferred Stock issued or issuable upon exercise of the Series B Warrant, (vii) except for purposes of Sections 2.1(a) and 2.9, the shares of Common Stock issued or issuable upon conversion of the shares of Series C Preferred Stock issued or issuable upon exercise of the Series C Warrants and (viii) for purposes of Sections 2 (but not with regard to required registrations under Section 2.1), 8(b) and 8(f) only, the Common Shares; provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which, by virtue of Section 6 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected.

        "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

        "Selling Stockholder" means any Stockholder owning Registrable Shares included in a Registration Statement.

        "Series B-1 Preferred" means the shares of the Company's Series B-1 Convertible Stock, $.001 par value per share.

        "Series B Warrant" shall mean the warrant to purchase Series B Convertible Preferred Stock issued to Heller on February 24, 2005.

        "Series C Warrants" shall have the meaning ascribed to it in the recitals hereto.

        "Shares" means (i) the shares of Series A Preferred sold under the Series A Purchase Agreement, (ii) the shares of Series A-1 Preferred sold under the Series A-1 Purchase Agreement, (iii) the shares of Series B Preferred sold under the Series B Purchase Agreement, (iv) the shares of Series C Preferred sold under the Series C Purchase Agreement, (v) the shares of Series C Preferred sold under the Subscription Agreement, (vi) the shares of Series D Preferred sold under the Series D Purchase Agreement, (vii) the shares of Series E Preferred sold under the Series E Purchase Agreement and (viii) for purposes of Sections 4.1, 4.2 and 6 only, the Common Shares held by the Common Investors.

        "Stockholder" means (i) any Investor or affiliate of an Investor and any persons or entities to whom the rights granted under this Agreement are transferred by any Investors or such affiliates, their successors or assigns, (ii) any Founder (but not with regard to required registrations), (iii) M.I.T. (but not with regard to required registrations), (iv) for purposes of Sections 1, 2 (but not with regard to required registrations), 5, 6, 7 and 8 only, Comerica and Heller, (v) with respect to the rights and obligations of SVB and Gold Hill relating to the Series C Warrants and any shares issued or issuable thereunder, for purposes of Sections 1, 2 (but not with regard to Sections 2.1(a) and 2.9), 5, 6, 7 and 8 only, SVB and Gold Hill and (vi) for purposes of Sections 1, 2 (but not with regard to required registrations under Section 2.1), 5, 6, 7 and 8 only, a Common Investor.

        "Stockholders" means (i) the Investors or any affiliates of Investors and any persons or entities to whom the rights granted under this Agreement are transferred by such Investors or affiliates, their successors or assigns, (ii) the Founders (but not with regard to required registrations), (iii) M.I.T. (but not with regard to required registrations), (iv) for purposes of Sections 1, 2 (but not with regard to required registrations) 5, 6, 7 and 8 only, Comerica and Heller, (v) with respect to the rights and obligations of SVB and Gold Hill relating to the Series C Warrants and any shares issued or issuable thereunder, for purposes of Sections 1, 2 (but not with regard to Sections 2.1(a) and 2.9), 5, 6, 7 and 8 only, SVB and Gold Hill" and (vi) for purposes of Sections 1, 2 (but not with regard to required registrations under Section 2.1), 5, 6, 7 and 8 only, the Common Investors.

        "Subscription Agreement" shall have the meaning ascribed to it in the recitals hereto.

        "SVB" shall have the meaning ascribed to it in the introductory paragraph hereto.

        2.    Registration Rights

          2.1.    Required Registrations.

            (a)   At any time after (i) May 6, 2011, or (ii) six months following the Company's Initial Public Offering, whichever is earlier, a Stockholder or Stockholders holding in the aggregate at least 35% of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders.

            (b)   At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding in the aggregate at least 10% of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $1,000,000 (based on the then current public market price).

            (c)   Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2(d) below. Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register (provided, however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form)).

            (d)   If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). The right of any other Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Stockholder's participation in such underwriting on the terms set forth herein.

            If the Company desires that any securities of the Company held by officers and directors of the Company be included in any registration for an underwritten offering requested pursuant to Sections 2.1(a) or (b) or if other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Holders") request such inclusion, the Company may include the securities of such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein. The Company shall (together with all Stockholders, officers, directors and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the managing underwriter. Notwithstanding any other provision of this Section 2.1(d), if the managing underwriter advises the Company that the inclusion of all shares requested to be registered would adversely affect the offering, the securities of the Company held by officers or directors of the Company (other than Registrable Shares) and the securities held by Other Holders (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and if a further limitation of the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all holders of Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them at the time of the request for registration made by the Initiating Holders pursuant to Section 2.1(a) or (b), as the case may be. If any holder of Registrable Shares, officer, director or Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from registration. If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

            (e)   The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld.

            (f)    The Company shall not be required to effect more than two (2) registrations pursuant to Section 2.1(a). In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement of the Company. For purposes of this Section 2.1(f), a Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration, other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested, and elect not to pay the Registration Expenses therefor pursuant to Section 2.4).

            (g)   If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

          2.2.    Incidental Registration.

            (a)   Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1 or in connection with its Initial Public Offering), at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so; provided, however, that no such notice need be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to Section 2.2(b). Upon the written request of a Stockholder or Stockholders, given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares or Common Stock, as applicable), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in such request; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.

            (b)   If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company, Other Holders, and any officers or directors distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit (to zero) the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner: the securities of the Company held by officers and directors of the Company (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Stockholders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gave the notice specified in Section 2.2(a). If any Stockholder or Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding sentence. If any holder of Registrable Shares or any officer, director or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

            (c)   The Company shall have the right to select the managing underwriter for any underwritten offering requested pursuant to Section 2.2, subject to the approval of the holders of 66 2/3% of the Registrable Shares, which approval will not be unreasonably withheld.

          2.3.    Registration Procedures.

            (a)   If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

              (i)    file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause that Registration Statement to become and remain effective for 120 days from the effective date or such lesser period until all such Registrable Shares are sold;

              (ii)   as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 120 days from the effective date or such lesser period until all such Registrable Shares are sold;

              (iii)  as expeditiously as possible furnish to each Selling Stockholder such reasonable number of copies of the Prospectus, including any preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder.

              (iv)  as expeditiously as possible, use its reasonable best efforts, register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

              (v)   as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

              (vi)  promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

              (vii) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

              (viii)  as expeditiously as possible, notify each Selling Stockholder of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

              (ix)  as expeditiously as possible following the effectiveness of such Registration Statement, notify each Selling Stockholder of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

            (b)   If the Company has delivered a Prospectus to the Selling Stockholders, and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders of such amendment and, if necessary, request that the Selling Stockholders immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

            (c)   In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 90 days in any 365-day period.

            (d)   As promptly as practicable after becoming aware thereof, notify each Selling Stockholder of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its reasonable best efforts to promptly prepare and file with the Commission a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Selling Stockholder selling Registrable Securities pursuant to such Registration Statement as such Selling Stockholder may reasonably request.

          2.4.    Allocation of Expenses.    The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

          2.5.    Indemnification and Contribution.

            (a)   In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each of its directors, partners, and officers, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in strict conformity with information regarding such seller, underwriter or controlling person furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person, respectively, specifically for use in the preparation thereof or to the extent that such loss, claim, damage or liability arises out of such seller's failure to deliver a copy of the preliminary or final prospectus or any amendment or supplement thereto.

            (b)   In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in strict conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

            (c)   Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the

    Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

            (d)   In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.5, (a) in no case shall any one Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Stockholder from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.5, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

          2.6.    Other Matters with Respect to Underwritten Offerings.    In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its reasonable best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its reasonable best efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

          2.7.    Information by Holder.    As a condition to the Company's obligation to register the Registrable Shares of any holder, such holder shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

          2.8.    "Stand-Off" Agreement; Confidentiality of Notices.    Each Stockholder agrees not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a period specified by the representative of the underwriters of Common Stock or other securities of the Company not to exceed 180 days following the effective date of a Registration Statement for an offering by the Company of Common Stock or other securities of the Company, which period may be extended upon the request of the managing underwriter, to the extent required by any NASD rules, for an additional period of up to fifteen days if the Company issues or proposes to issue an earnings or other public release within fifteen days of the expiration of the 180-day period. Each Stockholder agrees to execute a "lock-up" agreement with the Company and the underwriters of such offering confirming such agreement if requested by the Company; provided that:

            (a)   such agreements set forth in this Section 2.8 shall only apply to the Initial Public Offering of Common Stock of the Company to be sold by or on behalf of the Company in an underwritten offering and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement; and

            (b)   all stockholders of the Company then holding at least 5% of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements.

          As a condition to the obligation of the Stockholders under this Section 2.8, the Company agrees to use its reasonable best efforts to ensure that the "lock-up" obligation of the Stockholders under this Section 2.8, and any agreement entered into by the Stockholders as a result of their obligations under this Section 2.8, shall (i) allow for periodic early releases of portions of the securities subject to such "lock-up" obligations, which may be conditioned upon the trading price of the Company's Common Stock and (ii) provide that all Stockholders will participate on a pro-rata basis in any early release of any stockholder.

          The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 180-day period.

          Any Stockholder receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

          2.9.    Limitations on Subsequent Registration Rights.    The Company shall not, without the prior written consent of the Investors holding at least 66 2/3% of the Registrable Shares then held by all Investors, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless (a) such rights to include securities in a registration initiated by the Company or by Stockholders are not more favorable than the rights granted to Other Holders under this Agreement and (b) no rights are granted to initiate a registration prior to the date six months following the date which Investors may initiate a negotiation as set forth herein.

          2.10.    Rule 144 Requirements.    After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

            (a)   make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

            (b)   use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

            (c)   furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

          2.11.    Termination.    All of the Company's obligations to register Registrable Shares under Sections 2.1 and 2.2 of this Agreement shall terminate three years after the closing of the Initial Public Offering.

        3.    Right Of First Refusal

          3.1.    Rights of Investors.

            (a)   The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Section 3.1. The Company shall deliver to each Investor and M.I.T. in accordance with Section 8(d) below a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Investor and M.I.T. (I) (A) in the case of an Investor, such portion of the Offered Securities as is equal to (1) 75% of the Offered Securities multiplied by (2) a fraction, the numerator of which is the aggregate number of shares of Common Stock issued or issuable upon conversion of the Shares held by such Investor and the denominator of which is the total number of shares of Common Stock issued or issuable upon conversion of the Shares held by all Investors and (B) in the case of M.I.T. solely in its capacity as a holder of the M.I.T. Shares, a pro rata portion of the Offered Securities determined by dividing the aggregate number of M.I.T. Shares then held by M.I.T. by the total number of shares of Common Stock then outstanding (giving effect to the conversion of all outstanding convertible securities of the Company) (in either case (A) or (B), the "Basic Amount"), and (II) in the case of an Investor, any additional portion of the

    Offered Securities attributable to the aggregate Basic Amount of other Investors as such Investor shall indicate it will purchase or acquire should any other Investor subscribe for less than its Basic Amount (the "Undersubscription Amount"). If more than one Investor indicates that it wishes to purchase the Undersubscription Amount, or a portion thereof, and the Undersubscription Amount is not sufficient to allow all such Investors to purchase the amounts indicated, the Undersubscription Amount shall be allocated among such Investors pro rata according to the number of shares of Common Stock issued or issuable upon conversion of the Shares held by each Investor. Each Investor shall have the right, for a period of thirty (30) days following the delivery to such Investor of written notice of such Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number and amount of Offered Securities described above.

            (b)   To accept an Offer, in whole or in part, an Investor and/or M.I.T. must deliver a written notice to the Company prior to the end of the 30-day period of the Offer, setting forth the portion of his or its Basic Amount that such Investor and/or M.I.T. elects to purchase and, in the case of Investors, if such Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Investor elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Investors are less than the total of all of the Basic Amounts available for purchase by Investors, then each Investor who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amount it subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if more than one Investor indicates that it wishes to purchase the Undersubscription Amount, or a portion thereof, and the Undersubscription Amount is not sufficient to allow all such Investors to purchase the amounts indicated, the Undersubscription Amount shall be allocated among such Investors pro rata according to the number of shares of Common Stock issued or issuable upon conversion of the Shares held by each Investor.

            (c)   The Company shall have 90 days from the expiration of the period set forth in Section 3.1(b) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors or M.I.T. (the "Refused Securities"), but only to the offerees or purchasers described in the Offer (if so described therein) and only upon (i) the same unit prices and interest rates and (ii) terms and conditions which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company, in each case, than those set forth in the Offer.

            (d)   In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 3.1(c) above), then each Investor and M.I.T. may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor or M.I.T. elected to purchase pursuant to Section 3.1(b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Investors pursuant to Section 3.1(b) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Investor or M.I.T. so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investors and M.I.T. in accordance with Section 3.1(a) above.

            (e)   Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Investors and M.I.T. shall acquire from the Company, and the

    Company shall issue to the Investors and M.I.T., the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) above if the Investors or M.I.T. have so elected, upon the terms and conditions specified in the Offer. The purchase by the Investors and M.I.T. of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company, the Investors and M.I.T. of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investors, M.I.T. and the Company.

            (f)    Any Offered Securities not acquired by the Investors, M.I.T. or other persons in accordance with Section 3.1(c) above may not be issued, sold or exchanged until they are again offered to the Investors and M.I.T. under the procedures specified in this Agreement.

            (g)   The rights of the Investors and M.I.T. under this Section 3 shall not apply to:

              (i)    Common Stock issued as a stock dividend or distribution to holders of Common Stock, Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series D Preferred or Series E Preferred or upon any subdivision or combination of shares of Common Stock, Series A Preferred, Series A-1 Preferred, Series B Preferred, Series B-1 Preferred, Series C Preferred, Series D Preferred or Series E Preferred;

              (ii)   the issuance of any shares of Common Stock upon conversion or exchange of shares of convertible preferred stock;

              (iii)  the issuance of up to an aggregate of 9,700,000 shares of Common Stock (or such higher number as may be approved by a majority of the Board of Directors of the Company including the approval of the three members of the Board of Directors of the Corporation designated by the holders of the Company's preferred stock pursuant to the Fifth Amended and Restated Stockholders' Voting Agreement dated as of the date hereof (the "Voting Agreement") among the parties thereto (the "Preferred Designees")), or the grant of options therefor (including shares of Common Stock, or the grant of options therefor, issued prior and subsequent to the date of this Agreement), issuable to officers, directors, consultants and employees of the Company or any subsidiary, pursuant to the Company's 2001 Stock Incentive Plan (the "Plan") or the issuance of additional shares pursuant to the Plan or any other plan, agreement or arrangement, in each case, approved by a majority of the Board of Directors of the Company, including the Preferred Designees (it being understood that any shares subject to options that expire or terminate unexercised shall not count towards the maximum number set forth in this clause (iii));

              (iv)  securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity in a transaction approved by a majority of the Board of Directors of the Company (which majority shall include the approval of the Preferred Designees);

              (v)   securities sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act;

              (vi)  the issuance of shares of capital stock of the Company, or the grant of any warrants therefor, in connection with any present or future borrowing, loan, line of credit, leasing or similar financing arrangement approved by a majority of the members of the Board of Directors (which majority shall include the approval of the Preferred Designees);

              (vii) the issuance of the M.I.T. Shares;

              (viii)  the issuance of shares of Series A Preferred upon exercise of the Comerica Warrant;

              (ix)  the issuance of shares of Series B Preferred upon exercise of the Series B Warrant;

              (x)   the issuance of shares of Series C Preferred upon exercise of the Series C Warrants; and

              (xi)  the issuance of shares of Series E Preferred pursuant to the Series E Purchase Agreement.

          3.2.    Termination.    This Section 3 shall terminate upon the earlier of the following events:

            (a)   The sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation at least a majority of the voting power of the capital stock of the surviving corporation); or

            (b)   The closing of the Initial Public Offering.

        4.    Affirmative Covenants of the Company.

          4.1.    Inspection and Observation.    The Company shall permit each Significant Stockholder (as defined in Section 4.2) or any authorized representative thereof, to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours and without disruption of the Company's business following reasonable notice and as often as may be reasonably requested; provided that the Company may limit access to information that the Board of Directors of the Company determines, in good faith, is confidential or attorney-client-privileged and should not, therefore, be disclosed.

          4.2.    Financial Statements and Other Information.    The Company shall deliver to each Significant Stockholder:

            (a)   within 90 days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of recognized regional standing selected by the Company, which independent accountants shall be one of the "big-four" United States accounting firms, and prepared in accordance with GAAP; provided however, (i) the Company shall have 120 days to provide such audited financials in the event it would incur material additional expenses by providing such materials within such 90-day period and (ii) with respect to the fiscal year ended December 31, 2007, the Company shall have 40 days following the date of this Agreement to provide such audited financials;

            (b)   within 45 days after the end of each fiscal quarter of the Company (other than the last quarter in each fiscal year), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter;

            (c)   within 30 days after the end of each month (other than the last month of each fiscal year), an unaudited balance sheet of the Company as at the end of such month and unaudited statements of income and of cash flows of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company's projected financial statements for the corresponding periods for the current fiscal year;

            (d)   as soon as available, but in any event prior to the commencement of each new fiscal year, a budget, consisting of a business plan and projected financial statements for such fiscal year;

            (e)   such other notices, information and data with respect to the Company as the Company delivers to the holders of its capital stock generally at the same time it delivers such items to such holders; and

            (f)    with reasonable promptness, such other information and data as such Significant Stockholder may from time to time reasonably request.

  The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to clause 4.2(b) and clause 4.2(c) above shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with GAAP consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby.

  As used herein, "Significant Stockholder" shall mean an Investor or Common Investor who holds not less than 450,000 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) Shares. For purposes of determining the number of Shares held by an Investor or a Common Investor: (i) the foregoing numbers shall be adjusted for any stock splits, stock dividends, recapitalizations or similar events; (ii) Shares shall include Shares which have been converted into Common Stock, so long as such Common Stock is held by such Investor or such Investor's affiliates; and (iii) Shares shall include Shares held by affiliates of such Investor or Common Investor, and with respect to an Investor or Common Investor that is a corporation or partnership, Shares that are distributed to its shareholders or partners.

          4.3.    Material Changes and Litigation.    The Company shall promptly notify the Significant Stockholders of (a) any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company and (b) any litigation or governmental proceeding or investigation brought or, to the Company's knowledge, threatened against the Company, or against any Founder, officer, director, key employee or principal stockholder of the Company which, if adversely determined, could reasonably be expected to have a material adverse effect on the Company.

          4.4.    Environmental Compliance.    The Company shall (a) comply in all material respects with all applicable Environmental Laws, which compliance includes obtaining, maintaining, and complying with all permits required under Environmental Law, and (b) provide to the Board of Directors and Significant Stockholders a written report prepared by a qualified environmental professional that indicates the Company's compliance under Environmental Law as well as the reasonable estimated cost of any required corrective measures to address any non-compliance or remedial action, such report shall be provided every six months. Should Significant Stockholders (i) be notified under Section 4.3 or (ii) reasonably believe that the Company has violated this Section 4.4, the Significant Stockholders shall be entitled to visit and inspect the properties of the Company pursuant to Section 4.1. "Environmental Law" means any federal, state, local or analogous foreign law, directive, statute, rule or regulation or the common law relating to pollution, the protection of human health, the environment or natural resources, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Occupational Health and Safety Act, and the Oil Pollution Act and any statute, regulation or order pertaining to (i) the treatment, storage, disposal, generation transportation or importation of Hazardous Materials; (ii) the release or threatened release into the environment of Hazardous Materials, and (iii) the manufacture, processing, use, distribution, treatment, storage, disposal, transportation or handling of Hazardous Materials. "Hazardous Material" is defined as a material, substance or waste that is regulated, characterized, or otherwise defined as toxic, hazardous, a pollutant, or a contaminant under Environmental Law.

          4.5.    Key Man Insurance.    The Company shall maintain term life insurance upon the lives of each of Bart Riley, David Vieau and Yet-Ming Chiang each in the amount of $1,000,000, with the proceeds payable to the Company.

          4.6.    Agreements with Employees and Consultants.

            (i)    The Company shall require all persons now or hereafter employed by, or consulting with, the Company to enter into proprietary information and invention agreements substantially in the form of Exhibit I-1 to the Series E Purchase Agreement. The Company shall require all persons at or above the director level to enter into non-competition and non-solicitation agreements substantially in the form of Exhibit I-2 to the Series E Purchase Agreement or such other form as may be approved by the Board of Directors of the Company.

            (ii)   Other than options or restricted stock granted to the Founders (which shall be governed by the terms of the applicable Founder's Restricted Stock Agreement between the Company and each Founder), unless otherwise agreed by a majority of the members of the Board of Directors (which majority shall include the three directors designated by the holders of the Company's preferred stock (the "Preferred Directors") pursuant to the Voting Agreement, all options or restricted stock granted or issued under the Company's 2001 Stock Incentive Plan (the "Plan") shall become exercisable at the rate of 25% on the one-year anniversary of the date of grant with the remainder vesting in equal monthly installments

    (2.083%) over the subsequent three (3) years so long as the holder continues to be an employee or consultant of the Company; provided, however, that twelve (12) months of vesting shall accelerate in the event of (i) the sale, transfer or other disposition of all or substantially all of the Company's assets or (ii) the consummation of a consolidation or merger of the Company into or with any other entity or entities or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization fifty percent (50%) or more of the voting power of the outstanding securities of each of (x) the continuing or surviving entity and (y) any direct or indirect parent corporation of such continuing or surviving entity.

          4.7.    Directors.

            (i)    The Company shall promptly reimburse in full each Preferred Director for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

            (ii)   The Board of Directors shall meet on at least a bi-monthly basis, unless otherwise agreed by all of the members of the Board of Directors.

            (iii)  The Company shall maintain director and officer liability insurance for each of its directors and officers.

          4.8.    Reservation of Common Stock.    The Company shall reserve and maintain a sufficient number of shares of Common Stock for issuance upon conversion of all of the outstanding Shares.

          4.9.    Related Party Transactions.

            (i)    Except for transactions on customary terms related to such person's employment, the Company shall not enter into any agreement with any stockholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including, without limitation, any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity, without the consent of at least a majority of the members of the Company's Board of Directors having no interest in such agreement or arrangement.

            (ii)   The affirmative vote of a majority of the members of the Board of Directors, which majority shall include the Preferred Directors, shall be required to (i) establish or increase the compensation of executive officers of the Company or (ii) grant stock options or stock pursuant to the Plan to any executive officer of the Company.

          4.10.    Qualified Small Business Stock.    The Company shall submit to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the Regulations promulgated thereunder. In addition, within a commercially reasonable number of days after any Investor's written request therefor, the Company shall deliver to such Investor a written statement indicating whether, in the Company's good faith judgment after a reasonable investigation, such Investor's interest in the Company constitutes "qualified small business stock" as defined in Section 1202(c) of the Code.

          4.11.    Termination of Covenants.    The covenants of the Company contained in Sections 4.1 through 4.10 shall terminate, and be of no further force or effect upon the closing of the Company's first public offering of Common Stock pursuant to an effective registration statement under the Securities Act, resulting in net proceeds (after deducting underwriter discounts and commissions) to the Company of at least $40,000,000 at a price to the public of at least $8.00 per share (as adjusted for stock splits, stock dividends, recapitalizations and similar events).

          4.12.    Termination of Certain Covenants in Existing Agreements.    The Company and Investors representing at least 60% of the outstanding shares of Series A Preferred hereby confirm that Sections 5 and 9.2 of the Series A Purchase Agreement have been terminated and are of no force or effect. The Company and Investors representing a majority of the outstanding shares of Series A-1 Preferred hereby confirm that Sections 5 and 9.2 of the Series A-1 Purchase Agreement have been terminated and are of no force or effect.

        5.    Confidentiality.    Each Investor agrees that, until two years following the earlier of (i) the date on which such Investor no longer owns any Registrable Shares and (ii) the date on which such Investor is no longer a party to this Agreement he, she or it will keep confidential and will not disclose or divulge for any purpose, other than such Investor's internal use or to monitor his, her or its investment in the Company, any confidential, proprietary or secret information which such Investor may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Investor pursuant to this Agreement, or pursuant to visitation, inspection or Board observer rights granted hereunder or in the Ancillary Agreements, or otherwise obtains from the Company or on behalf of the Company unless such information is known, or until such information becomes known, to the public (other than as a result of a breach of this Section 5 by such Investor); provided, however, that an Investor may disclose such information (i) to his, her or its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring his, her or its investment in the Company, (ii) to any prospective purchaser of any Shares from such Investor as long as such prospective purchaser agrees in writing to be bound by the provisions of this section, (iii) to any affiliate of such Investor or to a member, manager, partner, stockholder or subsidiary of such Investor, provided that such affiliate agrees in writing to be bound by the provisions of this Section 5, or (iv) as may otherwise be required by law, provided that the Investor takes reasonable steps to minimize the extent of any such required disclosure. Any such proprietary information shall not be used, or provided to others for use, for any purpose in competition with the Company's business. Breach of this Section 5 by any partner, subsidiary or parent of an Investor will be deemed to be a breach by the Investor.

        6.    Transfers of Rights.

          (a)   This Agreement, and the rights and obligations of each hereunder, may be assigned by an Investor, a Common Investor, Comerica, Heller, SVB or Gold Hill to (i) any person or entity to which at least 500,000 Shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) are transferred by such Investor, Common Investor, Comerica, Heller, SVB or Gold Hill (or 100% of the Shares originally purchased by such Investor, Common Investor, Comerica, Heller, SVB or Gold Hill if less than 500,000 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares)), or (ii) to any affiliates, partner, member, manager or stockholder of such Investor, Common Investor or of Comerica, Heller, SVB or Gold Hill or (iii) in the case of Sparta, to GJD Capital LLC, and such transferee shall be deemed an "Investor" or "Common Investor", as applicable, for purposes of this Agreement; provided, that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby.

          (b)   In connection with any transfer of Registrable Shares owned by a Founder permitted under the applicable Restricted Stock Agreement, dated as of December 17, 2001, and made in compliance with the Fifth Amended and Restated Right of First Refusal and Co-Sale Agreement, of even date herewith, the rights and obligations of each Founder under Section 2.2 hereunder may be assigned by such Founder to (i) any person or entity to which at least 500,000 Registrable Shares (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares) are transferred by such Founder (or 100% of the Registrable Shares held by such Founder if less than 500,000 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares)) or (ii) to his spouse or child or a trust established for the benefit of his spouse, his child or himself, and such transferee shall be deemed a Founder for purposes of Section 2.2 of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby.

          (c)   Each Institutional Investor (as defined in Section 8(j) below) may assign this Agreement and its rights and obligations hereunder to any entity that may be considered an affiliate (as defined in Rule 12b-2 promulgated under the Exchange Act) of such Institutional Investor and such affiliate of such Institutional Investor shall be deemed an "Investor" for purposes of this Agreement, and all such affiliates of such Institutional Investor may from time to time reassign their rights to other affiliates of such Institutional Investor; provided, in each case, that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

        7.    Amendment of and Waiver under the Old Investor Rights Agreement.    The Company and the holders at least 66 2/3% of the Registrable Shares held by the Investors (as defined in the Old Investor Rights Agreement) hereby (A) agree that, as of the date of this Agreement, (i) the Old Investor Rights Agreement is hereby amended and restated in its entirety by this Agreement, and (ii) the provisions of the Old Investor Rights Agreement shall no longer be of any force or effect and (B) waive their rights under Section 3.1 of the Old Investor Rights Agreement with respect to the sale of shares of Series E Preferred.

        8.    General.

          (a)    Severability.    The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (b)    Specific Performance.    In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

          (c)    Governing Law.    This Agreement shall be governed by and construed in accordance with the internal laws of State of Delaware (without reference to the conflicts of law provisions thereof).

          (d)    Notices.    All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

            If to the Company, at Arsenal on the Charles, 321 Arsenal Street, Watertown, MA 02472 or at such other address or addresses as may have been furnished in writing by the Company to the Stockholders, with a copy to John H. Chory, Esq., Wilmer Cutler Pickering Hale and Dorr LLP, 1100 Winter Street, Suite 4650, Waltham, MA 02451; or

            If to a Founder, at his address set forth on the signature page hereto, or at such other address or addresses as may have been furnished to the Company and the other Stockholders in writing by such Founder; or

            If to M.I.T., at its address set forth on the signature page hereto, or at such other address or addresses as may have been furnished to the Company and the other Stockholders in writing by M.I.T.; or

            If to an Investor, at his or its address set forth on the signature page hereto for such Investor, or at such other address or addresses as may have been furnished to the Company in writing by such Investor; or

            If to a Common Investor, at his or its address set forth on the signature page hereto for such Common Investor, or at such other address or addresses as may have been furnished to the Company in writing by such Common Investor; or

            If to Comerica, at 100 Federal Street, 28th Floor, Boston, MA 02110, Attention: Bill Sweeney & Jim Demoy; or

            If to Heller, at c/o GE Equity, 201 Merritt 7, P.O. Box 5201, Norwalk, CT 06856-5281, Attention: Michael Donnelly; or

            If to SVB, at 3003 Tasman Drive, HA 200, Santa Clara, CA, Attention: Treasury Department; or

            If to Gold Hill, at One Newton Executive Park, Suite 100, 2221 Washington Street, Newton, MA 02462.

          Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

          (e)    Complete Agreement.    This Agreement, together with the (1) Series E Purchase Agreement and each of the Exhibits thereto, (2) the Common Stock Subscription Agreement, dated as of January 11, 2008, by and between the Company and Novus and (3) the Common Stock Subscription Agreement, dated as of February 8, 2008, by and between the Company and GPSF Securities Inc., constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings relating to such subject matter, including, but not limited to, Section 4.1(f)(ii) of the License Agreement.

          (f)    Amendments and Waivers.    Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 66 2/3% of the Registrable Shares held by all of the Investors; provided that (i) any amendment, termination or waiver of any term of Section 2.2 of this Agreement which has a disproportionately negative effect on the Founders and M.I.T. shall also require the written consent of the holders of at least a majority of the Registrable Shares collectively owned by the Founders and M.I.T., (ii) subject to clause (iii) this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all such holders in substantially the same fashion (it being agreed that a waiver of the provisions of Section 3 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction) and (iii) notwithstanding anything in clause (ii) to the contrary, the provisions of Section 3 may not be waived or amended with respect to GE Capital CFE, Inc. without the express written consent of GE Capital CFE, Inc. unless the effect of such waiver or amendment is merely to reduce the Basic Amount of GE Capital CFE, Inc. in connection with the addition of new parties to this Agreement. Any such amendment, termination or waiver effected in accordance with this Section 8(f) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          (g)    Pronouns.    Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

          (h)    Counterparts; Facsimile Signatures.    This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

          (i)    Section Headings.    The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

          (j)    One Holder.    For purposes of determining the number of Shares held by each Investor under this Agreement, (i) North Bridge Venture Partners IV-A, L.P., North Bridge Venture Partners IV-B, L.P., North Bridge Venture Partners V-A, L.P., and North Bridge Venture Partners V-B, L.P. and all affiliates of North Bridge Venture Partners IV-A, L.P., North Bridge Venture Partners IV-B, L.P., North Bridge Venture Partners V-A, L.P., and North Bridge Venture Partners V-B, L.P. (collectively, "North Bridge") shall be deemed to be one holder, (ii) all affiliates of Gururaj Deshpande (including GJD Capital LLC) ("Sparta") shall be deemed to be one holder, (iii) all affiliates of Sequoia Capital X, Sequoia Technology Partners X, and Sequoia Capital X Principals Fund ("Sequoia") shall be deemed to be one holder, (iv) all affiliates of QUALCOMM Incorporated ("QUALCOMM") shall be deemed to be one holder, (v) all affiliates of Masthead Ventures ("Masthead") shall be deemed to be one holder, (vi) all affiliates of YankeeTek Incubator Fund, LP, YankeeTek Affiliate Fund, LP, and YankeeTek Investment Partners, LLC ("YankeeTek") shall be deemed to be one holder, (vii) all affiliates of Alliance Capital Management Corporation ("Alliance") shall be deemed to be one holder, (viii) all affiliates of Morgan Stanley Emerging Markets Inc. ("Morgan Stanley") shall be deemed to be one holder, (ix) all affiliates of Anchorage Capital Master Offshore, Ltd. ("Anchorage") shall be deemed to be one holder, and (x) all affiliates of GE (GE, together with YankeeTek, North Bridge, Sparta, Sequoia, QUALCOMM, Masthead, Alliance, Morgan Stanley and Anchorage, the "Institutional Investors" and each an "Institutional Investor") shall be deemed to be one holder.

          (k)    Additional Purchasers.    Persons or entities that, after the date hereof, purchase Shares pursuant to the Series E Purchase Agreement and become "Additional Purchasers" thereunder shall (without the need for approval by any other party to this Agreement), become parties to this Agreement by executing and delivering a counterpart signature page hereto, whereupon they shall be deemed "Series E Purchasers" and "Investors" for all purposes of this Agreement.

[Remainder of page is intentionally left blank]

        The parties have executed this Sixth Amended and Restated Investor Rights Agreement as of the date first written above.

A123 SYSTEMS, INC.
By:	/s/ DAVID P. VIEAU
David Vieau President and Chief Executive Officer
	Address:	Arsenal on the Charles One Kingsbury Avenue Watertown, MA 02472
	Fax:	(617) 778-5749
INVESTORS:
NORTH BRIDGE VENTURE PARTNERS IV-A, L.P. NORTH BRIDGE VENTURE PARTNERS IV-B, L.P.
By:	North Bridge Venture Management IV, L.P. Its General Partner
By:	NBVM GP, LLC Its General Partner
By:	/s/ J. P. MCCARTHY
	Name:	Jeffrey P. McCarthy
	Title:	Manager
	Address:	950 Winter Street, Suite 4600 Waltham, MA 02451
	Fax:	(781) 290-0999
NORTH BRIDGE VENTURE PARTNERS V-A, L.P. NORTH BRIDGE VENTURE PARTNERS V-B, L.P.
By:	North Bridge Venture Management V, L.P. Its General Partner
By:	NBVM GP, LLC Its General Partner
By:	/s/ J. P. MCCARTHY
	Name:	Jeffrey P. McCarthy
	Title:	Manager
	Address:	950 Winter Street, Suite 4600 Waltham, MA 02451
	Fax:	(781) 290-0999
Signature Page to Sixth Amended and Restated Investor Rights Agreement

/s/ GURURAJ DESHPANDE
Gururaj Deshpande
	Address:	11 Fairway Andover, MA 01810
Fax:
UNICORN TRUST IV
By:	/s/ GURURAJ DESHPANDE
	Name:	Gururaj Deshpande
	Title:	Trustee
GJD CAPITAL LLC
By:	/s/ GURURAJ DESHPANDE
	Name:	Gururaj Deshpande
	Title:	Partner
SEQUOIA CAPITAL X SEQUOIA TECHNOLOGY PARTNERS X SEQUOIA CAPITAL X PRINCIPALS FUND
By:	SC X MANAGEMENT, L.L.C. A Delaware Limited Liability Company General Partner of Each
By:
Managing Member
	Address:	3000 Sand Hill Road, 4-180 Menlo Park, CA 94025
	Fax:	(650) 854-2977
MASTHEAD FRIENDSHIP, LLC
By:	Masthead Venture Partners, LLC, Manager Member
By:	/s/ BRADEN M. BOHRMANN
	Name:	Braden M. Bohrmann
	Title:	Manager
	Address:	3 Canal Plaza, Suite 600 Portland, ME 04101
	Fax:	(207) 780-0913
Signature Page to Sixth Amended and Restated Investor Rights Agreement

MASTHEAD CONCORDIA, LLC
By:	Masthead Venture Partners, LLC, Manager Member
By:	/s/ BRADEN M. BOHRMANN
	Name:	Braden M. Bohrmann
	Title:	Manager
	Address:	3 Canal Plaza, Suite 600 Portland, ME 04101
	Fax:	(207) 780-0913
MASTHEAD TIDELINE LLC
By:	Masthead Venture Partners, LLC, Manager Member
By:	/s/ BRADEN M. BOHRMANN
	Name:	Braden M. Bohrmann
	Title:	Manager
	Address:	3 Canal Plaza, Suite 600 Portland, ME 04101
	Fax:	(207) 780-0913
MVP GLOBAL, LLC
By:	Masthead Venture Partners, LLC, Manager Member
By:	/s/ BRADEN M. BOHRMANN
	Name:	Braden M. Bohrmann
	Title:	Manager
	Address:	3 Canal Plaza, Suite 600 Portland, ME 04101
	Fax:	(207) 780-0913
MASTHEAD ENDEAVOUR, LLC
By:	Masthead Venture Partners, LLC, Manager Member
By:	/s/ BRADEN M. BOHRMANN
	Name:	Braden M. Bohrmann
	Title:	Manager
	Address:	3 Canal Plaza, Suite 600 Portland, ME 04101
	Fax:	(207) 780-0913

TRUSTEES OF BOSTON UNIVERSITY
By:
Name:
Title
Address:
Fax
ONPOINT TECHNOLOGIES, INC.
By:	/s/ JOHN TRBOVICH
	Name:	John Trbovich
	Title:	General Partner, Milcom Venture Partners
QUALCOMM INCORPORATED
By:	/s/ PAUL E. JACOBS
	Name:	Paul E. Jacobs
	Title:	CEO
	Address:	5775 Morehouse Drive San Diego, CA 92121
	Attention:	General Counsel
	Fax:	(858) 845-1249
MOTOROLA, INC.
By:	/s/ REESE SCHROEDER
	Name:	Reese Schroeder
	Title:	Managing Director, Motorola
	Address:	1303 E. Algonquin Road Schaumburg, IL 60196
	Attention:	Director of Motorola Ventures
With a Copy to: General Counsel
	Fax:	847-576-6301
Signature Page to Sixth Amended and Restated Investor Rights Agreement

YANKEETEK INCUBATOR FUND, L.P.
By:	YankeeTek Partners, L.P., its General Partner
By:	YTI, LLC, its General Partner
By:	/s/ HOWARD ANDERSON
Name:
Managing Member
	Address:	One Memorial Drive Cambridge, MA 02142
Fax:
YANKEETEK AFFILIATE FUND, L.P.
By:	YankeeTek Partners, L.P., its General Partner
By:	YTI, LLC, its General Partner
By:	/s/ HOWARD ANDERSON
Name:
Managing Member
	Address:	One Memorial Drive Cambridge, MA 02142
Fax:
YANKEETEK INVESTMENT PARTNERS, L.L.C.
By:	/s/ HOWARD ANDERSON
Name:
Managing Member
	Address:	One Memorial Drive Cambridge, MA 02142
Fax:
MASSACHUSETTS INSTITUTE OF TECHNOLOGY
By:	/s/ SETH D. ALEXANDER
	Name:	Seth D. Alexander
	Title:	President
	Address:	MIT Investment Management Co. 238 Main Street, Suite 200 Cambridge, MA 02142
	Fax:	617-258-6676
Signature Page to Sixth Amended and Restated Investor Rights Agreement

GE CAPITAL CFE, INC.
By:	/s/ MICHAEL J. DONNELLY
	Name:	Michael J. Donnelly
	Title:	MD-GE Equity
Address:
Fax:
GE CAPITAL EQUITY INVESTMENTS, INC.
By:	/s/ MICHAEL J. DONNELLY
	Name:	Michael J. Donnelly
	Title:	MD-GE Equity
Address:
Fax:
ALLIANCE BERNSTEIN VENTURE FUND I, L.P.
By:	Alliance Bernstein ESG Venture Management, L.P., its general partner
By:	Alliance Bernstein Global Derivatives Corporation, its general partner,
By:	/s/ JAMES D. KIGGEN
	Name:	James D. Kiggen
	Title:	Senior Vice President
	Address:	1345 Avenue of the Americas New York, NY 10105
	Fax:	212-823-3550
FA TECHNOLOGY VENTURES, L.P.
By:	/s/ KENNETH A. MABBS
Kenneth A. Mabbs, Manager
FA TECHNOLOGY MANAGERS, LLC
By:	/s/ KENNETH A. MABBS
Kenneth A. Mabbs, Manager
FIRST ALBANY PRIVATE FUND 2004, LLC
By:	/s/ KENNETH A. MABBS
Kenneth A. Mabbs, Manager Title:
Signature Page to Sixth Amended and Restated Investor Rights Agreement

GOLD HILL VENTURE LENDING 03, L.P.
By:	GOLD HILL VENTURE LENDING PARTNERS, LLC, its General Partner
By:	/s/ DAVID FISCHER
	Name:	David Fischer
	Title:	Manager
	Address:	One Newton Executive Park, Suite 100 2221 Washington Street Newton, Massachusetts 02462
	Fax:	(617) 527-0505
THE PROCTER & GAMBLE COMPANY
By:	/s/ ROBERT DAPRA
	Name:	Robert DaPra
	Title:	Vice President
MORGAN STANLEY EMERGING MARKETS INC.
By:	/s/ DAN M. ALLEN
	Name:	Dan M. Allen
	Title:	Authorized Signatory
	Address:	1585 Broadway, 2nd Floor New York, NY 10036
	Attention:	Stephen Lehner
	Fax:	(212) 507 3728
and
1221 Avenue of the Americas, 30th floor New York, NY 10020
	Attention:	Melissa Schramm
	Fax:	(212) 507 1929
with a copy to:
Richards Kibbe & Orbe, LLP One World Financial Center New York, NY 10281
	Attention:	Thao Do, Esq.
	Fax:	(212) 530 1801
Signature Page to Sixth Amended and Restated Investor Rights Agreement

ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.
By:	Anchorage Advisors, L.L.C. its investment manager
By:	/s/ KEVIN ULRICH
	Name:	Kevin Ulrich
	Title:	CEO
Address: 610 Broadway, 6th floor New York, NY 10012
	Attention:	General Counsel
	Fax:	(212) 432 4601
with a copy to:
Richards Kibbe & Orbe, LLP One World Financial Center New York, NY 10281
	Attention:	Thao Do, Esq.
	Fax:	(212) 530 1801
THE MICHAEL J. EGAN 1996 GIFT TRUST A
By:	/s/ GREGG LANDIS
	Name:	Gregg Landis
	Title:	FVP, BNYM (Delaware), Trustee
	Address:	4005 Kennett Pike Greenville, DE 19807
	Fax:	(302) 421-2323
LEGACY PRIVATE TECHNOLOGY PARTNERS II, LTD.
By:	/s/ EDWARD R. NAUMES
	Name:	Edward R. Naumes
	Title:	President of GP
	Address:	600 Jefferson Suite 300 Houston, TX 77002
	Fax:	713-651-2375
CMEA VENTURES VII, L.P. CMEA VENTURES VII (PARALLEL), L.P.
By:	CMEA Ventures VII GP, L.P., its general partner
By:	CMEA Ventures VII GP, LLC, its general partner
By:	/s/ DAVID COLLIER
	Name:	David Collier
	Title:	Managing Director
Address:
Fax:
Signature Page to Sixth Amended and Restated Investor Rights Agreement

OPEN FIELD PRIVATE PARTNERS LLC
By:	/s/ MARC WEISS
	Name:	Marc Weiss
	Title:	CEO
Address:
Fax:
ANTAR & COMPANY
By:	/s/ EDWARD R. NAUMES
	Name:	Edward R. Naumes
	Title:	President of GP
	Address:	600 Jefferson Suite 300 Houston, TX 77002
	Fax:	713-651-2375
COMMON INVESTORS:
GPSF SECURITIES INC.
By:
Name:
Title:
NOVUS A123 INVESTMENTS LLC
By:
Name:
Title:
FOUNDERS:
/s/ RICARDO FULOP Ricardo Fulop
Address:	1169 Commonwealth Ave. Boston, MA 02134
/s/ GILBERT NEAL RILEY, JR. Gilbert Neal Riley, Jr.
Address:
Yet-Ming Chiang
Address:	52 Lake Road Framingham, MA 01701
Signature Page to Sixth Amended and Restated Investor Rights Agreement

COMERICA BANK
By:
Name:
Title:
HELLER:
HELLER FINANCIAL LEASING
By:	/s/ MICHAEL J. DONNELLY
	Name:	Michael J. Donnelly
	Title:	MD-GE Equity
	Address:	500 West Monroe Chicago, IL 60661
Fax:
SVB:
SILICON VALLEY BANK
By:
Name:
Title:
	Address:	3003 Tasman Drive Santa Clara, CA 95054
	Fax:	(408) 496-2405
GOLD HILL:
GOLD HILL VENTURE LENDING 03, L.P.
By:	Gold Hill Venture Lending Partners, LLC, its General Partner
By:	/s/ DAVID FISCHER
	Name:	David Fischer
	Title:	Manager
	Address:	One Newton Executive Park Suite 100 2221 Washington St. Newton, MA 02462
	Fax:	(617) 527-0505
Signature Page to Sixth Amended and Restated Investor Rights Agreement

EXHIBIT A

Series A Purchasers

North Bridge Venture Partners IV-A, L.P.
North Bridge Venture Partners IV-B, L.P.
North Bridge Venture Partners V-A, L.P.
North Bridge Venture Partners V-B, L.P.
GJD Capital LLC
Unicorn Trust IV
Gururaj Deshpande
Sequoia Capital X
Sequoia Technology Partners X
Sequoia Capital X Principals Fund
YankeeTek Incubator Fund, LP
YankeeTek Affiliate Fund, LP
YankeeTek Investment Partners, LLC
Massachusetts Institute of Technology

Series A-1 Purchasers

YankeeTek Incubator Fund, LP
YankeeTek Affiliate Fund, LP
YankeeTek Investment Partners, LLC
Qualcomm Incorporated
Motorola, Inc.
Masthead Friendship, LLC
Masthead Concordia, LLC
Masthead Tideline, LLC
MVP Global, LLC
Masthead Endeavor, LLC
Trustees of Boston University

Series B Purchasers

Masthead Friendship, LLC
Masthead Concordia, LLC
Masthead Tideline LLC
MVP Global, LLC
Masthead Endeavour, LLC
Trustees of Boston University
Massachusetts Institute of Technology
Motorola, Inc.
North Bridge Venture Partners IV-A, L.P.
North Bridge Venture Partners IV-B, L.P.
North Bridge Venture Partners V-A, L.P.
North Bridge Venture Partners V-B, L.P.
GJD Capital LLC
Unicorn Trust IV
Qualcomm Incorporated
Sequoia Capital X
Sequoia Technology Partners X
Sequoia Capital X Principals Fund
YankeeTek Incubator Fund, LP
YankeeTek Affiliate Fund, LP

YankeeTek Investment Partners, LLC
OnPoint Technologies, Inc.

Series C Purchasers

Masthead Tideline LLC
MVP Global, LLC
Masthead Endeavour, LLC
Massachusetts Institute of Technology
Motorola, Inc.
North Bridge Venture Partners IV-A, L.P.
North Bridge Venture Partners IV-B, L.P.
North Bridge Venture Partners V-A, L.P.
North Bridge Venture Partners V-B, L.P.
Gururaj Deshpande
Qualcomm Incorporated
Sequoia Capital X
Sequoia Technology Partners X
Sequoia Capital X Principals Fund
YankeeTek Incubator Fund, LP
OnPoint Technologies, Inc.
AllianceBernstein Venture Fund I, L.P.
GE Capital CFE, Inc.
FA Technology Ventures, L.P.
FA Technology Managers, LLC
First Albany Private Fund 2004, LLC
Trustees of Boston University
Gold Hill Venture Lending 03, L.P.

Series D Purchasers

Masthead Tideline LLC
MVP Global, LLC
Masthead Endeavour, LLC
Massachusetts Institute of Technology
North Bridge Venture Partners IV-A, L.P.
North Bridge Venture Partners IV-B, L.P.
North Bridge Venture Partners V-A, L.P.
North Bridge Venture Partners V-B, L.P.
Gururaj Deshpande
Unicorn Trust IV
Sequoia Capital X
Sequoia Technology Partners X
Sequoia Capital X Principals Fund
OnPoint Technologies, Inc.
AllianceBernstein Venture Fund I, L.P.
GE Capital CFE, Inc.
GE Capital Equity Investments, Inc.
FA Technology Ventures, L.P.
FA Technology Managers, LLC
First Albany Private Fund 2004, LLC
Trustees of Boston University
Gold Hill Venture Lending 03, L.P.
The Procter & Gamble Company
Qualcomm Incorporated

The Michael J. Egan 1996 Gift Trust A
Legacy Private Technology Partners II, Ltd.
CMEA Ventures VII, L.P.
CMEA Ventures VII (Parallel), L.P.
Open Field Capital

Series E Purchasers

Morgan Stanley Emerging Markets Inc.
Anchorage Capital Master Offshore, Ltd.
GE Capital Equity Investments, Inc.
Alliance Bernstein Venture Fund I, L.P.
OnPoint Technologies, Inc.
Masthead Friendship LLC
Masthead Tideline LLC
MVP Global, LLC
Masthead Endeavour, LLC
CMEA Ventures VII, L.P.
CMEA Ventures VII (Parallel), L.P.
Open Field Private Partners LLC
Legacy Private Technology Partners II, Ltd.
Antar & Company

Common Stock Purchasers

GPSF Securities Inc.
Novus A123 Investments LLC

Amendment No. 1

to

Sixth Amended and Restated Investor Rights Agreement

        This Amendment No. 1 dated as of June 16, 2008 (this "Amendment") to the Sixth Amended and Restated Investor Rights Agreement, dated as of May 6, 2008 (the "Agreement") is entered into by and among (i) A123 Systems, Inc., a Delaware corporation (the "Company"), (ii) Ricardo Fulop, Gilbert Riley, Jr. and Yet-Ming Chiang (collectively, the "Founders"), (iii) the persons and entities listed on the signature pages hereto under the heading "Investors," (iv) Comerica Bank ("Comerica"), (v) Heller Financial Leasing, Inc. ("Heller"), (vi) Silicon Valley Bank ("SVB"), (vii) Gold Hill Venture Lending 03, L.P. ("Gold Hill"), (viii) GPSF Securities Inc. ("GE") and (ix) Novus A123 Investments LLC ("Novus").

Recitals

        WHEREAS, the Company intends to amend the Series E Convertible Preferred Stock Purchase Agreement, dated May 6, 2008, by and among the Company and the Purchasers named therein (as amended, the "Amended SPA"), to provide for the sale and issuance of up to 602,690 additional shares of its Series E Convertible Preferred Stock, $0.001 par value per share (the "Series E Preferred");

        WHEREAS, the parties to the Agreement desire to amend the Agreement to (i) include additional parties and (ii) exclude the shares of Series E Preferred sold and issued pursuant to the Amended SPA from the Right of First Refusal in Section 3 of the Agreement; and

        WHEREAS, the undersigned include the holders of at least 66 2/3% of the Registrable Shares (as defined in the Agreement) held by all of the Investors (as defined in the Agreement).

        NOW THEREFORE, the undersigned agree as follows:.

9.
For all purposes of the Agreement, the definition of "Series E Purchase Agreement" shall mean the Series E Convertible Preferred Stock Purchase Agreement dated May 6, 2008 by and among the Company and the Purchasers named therein, as it may be amended from time to time in accordance with the terms thereof.

10.
Section 3.1(g)(xi) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof.

    "(xi) the issuance of shares of Series E Preferred pursuant to the Series E Purchase Agreement or the Amended SPA."

11.
Section 8(j) of the Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof.

    "(j) One Holder. For purposes of determining the number of Shares held by each Investor under this Agreement, (i) North Bridge Venture Partners IV-A, L.P., North Bridge Venture Partners IV-B, L.P., North Bridge Venture Partners V-A, L.P., and North Bridge Venture Partners V-B, L.P. and all affiliates of North Bridge Venture Partners IV-A, L.P., North Bridge Venture Partners IV-B, L.P., North Bridge Venture Partners V-A, L.P., and North Bridge Venture Partners V-B, L.P. (collectively, "North Bridge") shall be deemed to be one holder, (ii) all affiliates of Gururaj Deshpande (including GJD Capital LLC) ("Sparta") shall be deemed to be one holder, (iii) all affiliates of Sequoia Capital X, Sequoia Technology Partners X, and Sequoia Capital X Principals Fund ("Sequoia") shall be deemed to be one holder, (iv) all affiliates of QUALCOMM Incorporated ("QUALCOMM") shall be deemed to be one holder, (v) all affiliates of Masthead Ventures ("Masthead") shall be deemed to be one holder, (vi) all affiliates of YankeeTek Incubator Fund, LP, YankeeTek Affiliate Fund, LP, and YankeeTek Investment Partners, LLC ("YankeeTek") shall be deemed to be one holder, (vii) all affiliates of Alliance Capital Management Corporation ("Alliance") shall be deemed to be one holder, (viii) all affiliates of Morgan Stanley Emerging Markets Inc. ("Morgan

    Stanley") shall be deemed to be one holder, (ix) all affiliates of Anchorage Capital Master Offshore, Ltd. ("Anchorage") shall be deemed to be one holder, (x) all affiliates of Israel Corporation Ltd. ("Israel Corporation") shall be deemed to be one holder and (xi) all affiliates of GE (GE, together with YankeeTek, North Bridge, Sparta, Sequoia, QUALCOMM, Masthead, Alliance, Morgan Stanley and Anchorage, the "Institutional Investors" and each an "Institutional Investor") shall be deemed to be one holder."

12.
Exhibit A to the is hereby deleted in its entirety and Exhibit A attached hereto is inserted in lieu thereof.

13.
Except as amended hereby, the Agreement shall remain in full force and effect.

14.
This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same document.

[Remainder of Page Intentionally Left Blank]

2

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

A123 SYSTEMS, INC.
By:	/s/ DAVID VIEAU
David Vieau President and Chief Executive Officer
	Address:	Arsenal on the Charles One Kingsbury Avenue Watertown, MA 02472
	Fax:	(617) 778-5749
INVESTORS:
NORTH BRIDGE VENTURE PARTNERS IV-A, L.P. NORTH BRIDGE VENTURE PARTNERS IV-B, L.P.
By:	North Bridge Venture Management IV, L.P. Its General Partner
By:	NBVM GP, LLC Its General Partner
By:	/s/ J.P. MCCARTHY
	Name:	Jeffrey P. McCarthy
	Title:	Manager
	Address:	950 Winter Street, Suite 4600 Waltham, MA 02451
	Fax:	(781) 290-0999
NORTH BRIDGE VENTURE PARTNERS V-A, L.P. NORTH BRIDGE VENTURE PARTNERS V-B, L.P.
By:	North Bridge Venture Management V, L.P. Its General Partner
By:	NBVM GP, LLC Its General Partner
By:	/s/ J.P. MCCARTHY
	Name:	Jeffrey P. McCarthy
	Title:	Manager
	Address:	950 Winter Street, Suite 4600 Waltham, MA 02451
	Fax:	(781) 290-0999
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

/s/ GURURAJ DESHPANDE
Gururaj Deshpande
	Address:	11 Fairway Drive, Andover, MA 01810
Fax:
UNICORN TRUST IV
By:	/s/ GURURAJ DESHPANDE
	Name:	Gururaj Deshpande
Title:
UNICORN TRUST VI
By:	/s/ GURURAJ DESHPANDE
	Name:	Gururaj Deshpande
Title:
UNICORN TRUST VIII
By:	/s/ GURURAJ DESHPANDE
	Name:	Gururaj Deshpande
Title:
GJD CAPITAL LLC
By:	/s/ GURURAJ DESHPANDE
	Name:	Gururaj Deshpande
Title:
SEQUOIA CAPITAL X SEQUOIA TECHNOLOGY PARTNERS X SEQUOIA CAPITAL X PRINCIPALS FUND
By:	SC X MANAGEMENT, L.L.C. A Delaware Limited Liability Company General Partner of Each
By:	/s/
Managing Member
	Address:	3000 Sand Hill Road, 4-180 Menlo Park, CA 94025
	Fax:	(650) 854-2977
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement`

MASTHEAD FRIENDSHIP, LLC
By:	Masthead Venture Partners, LLC, Manager Member
By:	/s/ BRADEN M. BOHRMANN
	Name:	Braden M. Bohrmann
	Title:	Manager
	Address:	3 Canal Plaza, Suite 600 Portland, ME 04101
	Fax:	(207) 780-0913
MASTHEAD CONCORDIA, LLC
By:	Masthead Venture Partners, LLC, Manager Member
By:	/s/ BRADEN M. BOHRMANN
	Name:	Braden M. Bohrmann
	Title:	Manager
	Address:	3 Canal Plaza, Suite 600 Portland, ME 04101
	Fax:	(207) 780-0913
MASTHEAD TIDELINE LLC
By:	Masthead Venture Partners, LLC, Manager Member
By:	/s/ BRADEN M. BOHRMANN
	Name:	Braden M. Bohrmann
	Title:	Manager
	Address:	3 Canal Plaza, Suite 600 Portland, ME 04101
	Fax:	(207) 780-0913
MVP GLOBAL, LLC
By:	Masthead Venture Partners, LLC, Manager Member
By:	/s/ BRADEN M. BOHRMANN
	Name:	Braden M. Bohrmann
	Title:	Manager
	Address:	3 Canal Plaza, Suite 600 Portland, ME 04101
	Fax:	(207) 780-0913
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

MASTHEAD ENDEAVOUR, LLC
By:	Masthead Venture Partners, LLC, Manager Member
By:	/s/ BRADEN M. BOHRMANN
	Name:	Braden M. Bohrmann
	Title:	Manager
	Address:	3 Canal Plaza, Suite 600 Portland, ME 04101
	Fax:	(207) 780-0913
TRUSTEES OF BOSTON UNIVERSITY
By:
Name:
Title
Address:
Fax
ONPOINT TECHNOLOGIES, INC.
By:	/s/ JOHN TRBOVICH
	Name:	John Trbovich
	Title:	General Partner, Milcom Venture Partners
QUALCOMM INCORPORATED
By:	/s/ PAUL E. JACOBS
	Name:	Paul E. Jacobs
	Title:	CEO
	Address:	5775 Morehouse Drive San Diego, CA 92121
Attention: General Counsel
	Fax:	(858) 845-1249
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

MOTOROLA, INC.
By:	/s/ DONALD F. MCLELLAN
	Name:	Donald F. McLellan
	Title:	Senior Vice President, Finance, Mergers & Acquisitions, Corporate
	Address:	1303 E. Algonquin Road Schaumburg, IL 60196
Attention: Director of Motorola Ventures
With a Copy to: General Counsel
Fax:
YANKEETEK INCUBATOR FUND, L.P.
By:	YankeeTek Partners, L.P., its General Partner
By:	YTI, LLC, its General Partner
By:	/s/ HOWARD ANDERSON
Name:
Managing Member
	Address:	One Memorial Drive Cambridge, MA 02142
Fax:
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

YANKEETEK AFFILIATE FUND, L.P.
By:	YankeeTek Partners, L.P., its General Partner
By:	YTI, LLC, its General Partner
By:	/s/ HOWARD ANDERSON
Name:
Managing Member
	Address:	One Memorial Drive Cambridge, MA 02142
Fax:
YANKEETEK INVESTMENT PARTNERS, L.L.C.
By:	/s/ HOWARD ANDERSON
Name:
Managing Member
	Address:	One Memorial Drive Cambridge, MA 02142
Fax:
MASSACHUSETTS INSTITUTE OF TECHNOLOGY
By:
By:
Name:
Title:
Address:
Fax:
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

GE CAPITAL CFE, INC.
By:	/s/ MICHAEL J. DONNELLY
	Name:	Michael J. Donnelly
	Title:	MD GE Equity
Address:
Fax:
GE CAPITAL EQUITY INVESTMENTS, INC.
By:	/s/ MICHAEL J. DONNELLY
	Name:	Michael J. Donnelly
	Title:	MD GE Equity
Address:
Fax:
ALLIANCEBERNSTEIN VENTURE FUND I, L.P.
By:	AllianceBernstein ESG Venture Management, L.P., its general partner
By:	AllianceBernstein Global Derivatives Corporation, its general partner,
By:	/s/ MONA BHALLA
	Name:	Mona Bhalla
	Title:	Vice President
	Address:	1345 Avenue of the Americas New York, NY 10105
	Fax:	212-823-3550
FA TECHNOLOGY VENTURES, L.P.
By:
Kenneth A. Mabbs, Manager
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

FA TECHNOLOGY MANAGERS, LLC
By:
Kenneth A. Mabbs, Manager
FIRST ALBANY PRIVATE FUND 2004, LLC
By:
Kenneth A. Mabbs, Manager Title:
GOLD HILL VENTURE LENDING 03, L.P.
By:	GOLD HILL VENTURE LENDING PARTNERS, LLC, its General Partner
By:
Name:
Title:
	Address:	One Newton Executive Park, Suite 100 2221 Washington Street Newton, Massachusetts 02462
	Fax:	(617) 527-0505
THE PROCTER & GAMBLE COMPANY
By:	/s/ MARK BERTOLAMI
	Name:	Mark Bertolami
	Title:	President Duracell
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

MORGAN STANLEY EMERGING MARKETS INC.
By:	/s/ IAN J. SANDLER
	Name:	Ian J. Sandler
	Title:	Authorized Signatory
	Address:	1585 Broadway, 2nd Floor New York, NY 10036
	Attention:	Stephen Lehner
	Fax:	(212) 507 3728
and
1221 Avenue of the Americas, 30th floor New York, NY 10020
	Attention:	Melissa Schramm
	Fax:	(212) 507 1929
with a copy to:
Richards Kibbe & Orbe, LLP One World Financial Center New York, NY 10281
	Attention:	Thao Do, Esq.
	Fax:	(212) 530 1801
ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.
By:	Anchorage Advisors, L.L.C. its investment manager
By:	/s/ KEVIN ULRICH
	Name:	Kevin Ulrich
	Title:	CEO
Address: 610 Broadway, 6th floor New York, NY 10012
	Attention:	General Counsel
	Fax:	(212) 432 4601
with a copy to: Richards Kibbe & Orbe, LLP One World Financial Center New York, NY 10281
	Attention:	Thao Do, Esq.
	Fax:	(212) 530 1801
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

THE MICHAEL J. EGAN 1996 GIFT TRUST A
By:	/s/ GREGG L. LANDIS
	Name:	Gregg L. Landis
	Title:	First Vice President
	Address:	BNY MELLON WEALTH MANAGEMENT TWO GREENVILLE CROSSING 4005 KENNET PIKE SUITE 200 GREENVILLE, DE 19807
	Fax:	302-421-2323
LEGACY PRIVATE TECHNOLOGY PARTNERS II, LTD.
By:	/s/ STEVE SPRENGNETHER
	Name:	Steve Sprengnether
	Title:	Investment Officer
Address:
Fax:
CMEA VENTURES VII, L.P. CMEA VENTURES VII (PARALLEL), L.P.
By:	CMEA Ventures VII GP, L.P., its general partner
By:	CMEA Ventures VII GP, LLC, its general partner
By:	/s/ JAMES KIM
	Name:	James Kim
	Title:	Sr. Partner
Address:
Fax:
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

OPEN FIELD PRIVATE PARTNERS LLC
By:	/s/ MARC WEISS
	Name:	Marc Weiss
	Title:	CFO
	Address:	1120 6th Ave Suite 4019 NY NY 10036
	Fax:	212-656-1396
ANTAR & COMPANY
By:	/s/ STEVE SPRENGNETHER
	Name:	Steve Sprengnether
	Title:	General Partner
Address:
Fax:
COMMON INVESTORS:
GPSF SECURITIES INC.
By:
Name:
Title:
NOVUS A123 INVESTMENTS LLC
By:
Name:
Title:
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

FOUNDERS:
/s/ RICARDO FULOP
Ricardo Fulop
Address:		1169 Commonwealth Ave. Boston, MA 02134
/s/ GILBERT NEAL RILEY, JR.
Gilbert Neal Riley, Jr.
Address:
/s/ YET-MING CHIANG
Yet-Ming Chiang
Address:		52 Lake Road Framingham, MA 01701
Yet-Ming Chiang Grantor Retained Annuity Trust—2008
By:	/s/ YET-MING CHIAN
Name:
Title:
COMERICA BANK
By:
Name:
Title:
HELLER:
HELLER FINANCIAL LEASING
By:	/s/ MICHAEL J. DONNELLY
	Name:	Michael J. Donnelly
	Title:	MD GE Equity
	Address:	500 West Monroe Chicago, IL 60661
Fax:
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

SVB:
SILICON VALLEY BANK
By:
Name:
Title:
	Address:	3003 Tasman Drive Santa Clara, CA 95054
	Fax:	(408) 496-2405
GOLD HILL:
GOLD HILL VENTURE LENDING 03, L.P.
By:	Gold Hill Venture Lending Partners, LLC, its General Partner
By:
Name:
Title:
	Address:	One Newton Executive Park Suite 100 2221 Washington St. Newton, MA 02462
	Fax:	(617) 527-0505
Signature Page to Amendment No. 1 to Sixth Amended and Restated Investor Rights Agreement

EXHIBIT A

Series A Purchasers

North Bridge Venture Partners IV-A, L.P.
North Bridge Venture Partners IV-B, L.P.
North Bridge Venture Partners V-A, L.P.
North Bridge Venture Partners V-B, L.P.
GJD Capital LLC
Unicorn Trust IV
Gururaj Deshpande
Sequoia Capital X
Sequoia Technology Partners X
Sequoia Capital X Principals Fund
YankeeTek Incubator Fund, LP
YankeeTek Affiliate Fund, LP
YankeeTek Investment Partners, LLC
Massachusetts Institute of Technology

Series A-1 Purchasers

YankeeTek Incubator Fund, LP
YankeeTek Affiliate Fund, LP
YankeeTek Investment Partners, LLC
Qualcomm Incorporated
Motorola, Inc.
Masthead Friendship, LLC
Masthead Concordia, LLC
Masthead Tideline, LLC
MVP Global, LLC
Masthead Endeavor, LLC
Trustees of Boston University

Series B Purchasers

Masthead Friendship, LLC
Masthead Concordia, LLC
Masthead Tideline LLC
MVP Global, LLC
Masthead Endeavour, LLC
Trustees of Boston University
Massachusetts Institute of Technology
Motorola, Inc.
North Bridge Venture Partners IV-A, L.P.
North Bridge Venture Partners IV-B, L.P.
North Bridge Venture Partners V-A, L.P.
North Bridge Venture Partners V-B, L.P.
GJD Capital LLC
Unicorn Trust IV
Unicorn Trust VI
Qualcomm Incorporated
Sequoia Capital X
Sequoia Technology Partners X

1

Sequoia Capital X Principals Fund
YankeeTek Incubator Fund, LP
YankeeTek Affiliate Fund, LP
YankeeTek Investment Partners, LLC
OnPoint Technologies, Inc.

Series C Purchasers

Masthead Tideline LLC
MVP Global, LLC
Masthead Endeavour, LLC
Massachusetts Institute of Technology
Motorola, Inc.
North Bridge Venture Partners IV-A, L.P.
North Bridge Venture Partners IV-B, L.P.
North Bridge Venture Partners V-A, L.P.
North Bridge Venture Partners V-B, L.P.
Gururaj Deshpande
Qualcomm Incorporated
Sequoia Capital X
Sequoia Technology Partners X
Sequoia Capital X Principals Fund
YankeeTek Incubator Fund, LP
OnPoint Technologies, Inc.
AllianceBernstein Venture Fund I, L.P.
GE Capital CFE, Inc.
FA Technology Ventures, L.P.
FA Technology Managers, LLC
First Albany Private Fund 2004, LLC
Trustees of Boston University
Gold Hill Venture Lending 03, L.P.
Unicorn Trust VI

Series D Purchasers

Masthead Tideline LLC
MVP Global, LLC
Masthead Endeavour, LLC
Massachusetts Institute of Technology
North Bridge Venture Partners IV-A, L.P.
North Bridge Venture Partners IV-B, L.P.
North Bridge Venture Partners V-A, L.P.
North Bridge Venture Partners V-B, L.P.
Gururaj Deshpande
Unicorn Trust VI
Unicorn Trust VIII
Sequoia Capital X
Sequoia Technology Partners X
Sequoia Capital X Principals Fund
OnPoint Technologies, Inc.
AllianceBernstein Venture Fund I, L.P.
GE Capital CFE, Inc.

2

GE Capital Equity Investments, Inc.
FA Technology Ventures, L.P.
FA Technology Managers, LLC
First Albany Private Fund 2004, LLC
Trustees of Boston University
Gold Hill Venture Lending 03, L.P.
The Procter & Gamble Company
Qualcomm Incorporated
The Michael J. Egan 1996 Gift Trust A
Legacy Private Technology Partners II, Ltd.
CMEA Ventures VII, L.P.
CMEA Ventures VII (Parallel), L.P.
Open Field Capital

Series E Purchasers

Morgan Stanley Emerging Markets Inc.
Anchorage Capital Master Offshore, Ltd.
GE Capital Equity Investments, Inc.
Alliance Bernstein Venture Fund I, L.P.
OnPoint Technologies, Inc.
Masthead Friendship LLC
Masthead Tideline LLC
MVP Global, LLC
Masthead Endeavour, LLC
CMEA Ventures VII, L.P.
CMEA Ventures VII (Parallel), L.P.
Open Field Private Partners LLC
Legacy Private Technology Partners II, Ltd.
Antar & Company
Israel Corporation Ltd.

Common Stock Purchasers

GPSF Securities Inc.
Novus A123 Investments LLC

3

QuickLinks

  Exhibit 10.15